Exhibit 99.1
DNB Financial Corporation

For further information, please contact:
Gerald F. Sopp CFO/Executive Vice-President
484.359.3138	FOR IMMEDIATE RELEASE
gsopp@dnbfirst.com	(NasdaqCM: DNBF)

DNB Financial Corporation Receives All Required Approvals to Acquire East River Bank

DOWNINGTOWN, Pa., September 14, 2016 (GLOBE NEWSWIRE) – DNB Financial Corporation ("DNB") (NASDAQ: DNBF), the parent company of DNB First, National Association, today announced that it has obtained all required approvals necessary for DNB to consummate its acquisition of East River Bank, Philadelphia, Pennsylvania ("East River"). Approvals included DNB and East River shareholder approvals, and regulatory approval from the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and the Pennsylvania Department of Banking.

When the combination of the two organizations is completed, DNB will have approximately $1.1 billion in assets, $764 million in loans, and $841 million in deposits, with 15 branch offices in Chester, Delaware and Philadelphia counties. It will become one of only six institutions with total assets of more than $1 billion headquartered in Southeastern Pennsylvania. The acquisition is expected to be immediately accretive to DNB's earnings per share, excluding one-time costs.

"This transaction establishes a more powerful DNB that will benefit our customers, investors, employees and communities," said William J. Hieb, president and chief executive officer of DNB. "The efficiencies it creates are expected to generate greater earnings for our shareholders, and enable us to deliver a comprehensive set of financial products and services to consumers and businesses throughout the greater Philadelphia region. We welcome Christopher McGill and the East River team, and look forward to the exciting opportunities our partnership presents."

Mr. McGill, president and chief executive officer of East River, will join DNB as executive vice president and chief business development officer.

John F. McGill, Jr., chairman of East River, will join the DNB board of directors as vice chairman; two other members of the East River board of directors, Charles A. Murray and Daniel O'Donnell, will also join the DNB board as independent directors. James H. Thornton will continue to serve as chairman of the DNB board.

Subject to customary closing conditions, the transaction is expected to close on October 1, 2016. Following closing of the transaction, East River Bank locations will continue to operate under the East River Bank name until their conversion during the first weekend of November, after which they will re-open as DNB First locations on November 7, 2016.

About DNB Financial Corporation
DNB Financial Corporation is a bank holding company whose bank subsidiary, DNB First, National Association, is a community bank headquartered in Downingtown, Pennsylvania with 12 locations. Founded in 1860, DNB First, in addition to providing a broad array of consumer and business banking products, offers brokerage and insurance services through DNB Investments & Insurance and investment management services through DNB Investment Management & Trust. DNB Financial Corporation's shares are traded on NASDAQ's Capital Market under the symbol: DNBF. We invite our customers and shareholders to visit our website at http://www.dnbfirst.com. DNB's Investor Relations site can be found at http://investors.dnbfirst.com.

For further information, please contact:

Investors – Gerald F. Sopp, Executive Vice President, Chief Financial Officer
484.359.3138
gsopp@dnbfirst.com

Media – Jonathan T. McGrain, Senior Vice President, Marketing
484.359.3221
jmcgrain@dnbfirst.com

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to DNB and East River, or other effects of the proposed merger of DNB and East River. These forward-looking statements include statements with respect to DNB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond DNB's control). The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements.

 In addition to factors previously disclosed in the reports filed by DNB with the Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: delay in closing the merger; difficulties and delays in integrating the East River business or fully realizing anticipated cost savings and other benefits of the merger; business disruptions following the merger; the strength of the United States economy in general and the strength of the local economies in which DNB and East River conduct their operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the downgrade, and any future downgrades, in the credit rating of the U.S. Government and federal agencies; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute competitors' products and services for DNB's products and services; the success of DNB in gaining regulatory approval of its products and services, when required; the impact of changes in laws and regulations applicable to financial institutions (including laws concerning taxes, banking, securities and insurance); technological changes; additional acquisitions; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms; and the success of DNB at managing the risks involved in the foregoing. Annualized, pro forma, projected and estimated numbers presented herein are presented for illustrative purpose only, are not forecasts and may not reflect actual results.

DNB cautions that the foregoing list of important factors is not exclusive. Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date of this press release, even if subsequently made available by DNB on its website or otherwise. DNB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of DNB to reflect events or circumstances occurring after the date of this press release.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the SEC, including our most recent annual report on Form 10-K, as supplemented by our quarterly or other reports subsequently filed with the SEC.

Important Additional Information and Where to Find It
DNB has filed with the SEC a Registration Statement on Form S-4 relating to the proposed merger, which includes a prospectus for the offer and sale of DNB common stock as well as the joint proxy statement of DNB and East River for the solicitation of proxies from their shareholders for use at the meetings at which the merger will be considered.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF DNB AND EAST RIVER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT-PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED BY DNB WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement-prospectus, as well as other filings containing information about DNB, may be obtained at the SEC's website at http://www.sec.gov.  You may also obtain these documents, free of charge, from DNB at http://investors.dnbfirst.com. In addition, copies of the joint proxy statement-prospectus may also be obtained, free of charge by directing a request to DNB at 4 Brandywine Avenue, Downingtown, PA 19335-0904 or by contacting Gerald F. Sopp at 484.359.3138 or gsopp@dnbfirst.com or to East River at 4341 Ridge Avenue, Philadelphia, PA 19129 or by contacting Christopher P. McGill at 267.295.6420 or cmcgill@eastriverbank.com.